Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Sparton Corporation (the “Company”) on Form 10-Q for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), we, Cary B. Wood, President and Chief Executive Officer of the Company, and Gregory A. Slome, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2009	/s/ CARY B. WOOD
Cary B. Wood, President and Chief Executive Officer

Date: February 12, 2009	/s/ GREGORY A. SLOME
Gregory A. Slome, Senior Vice President and
Chief Financial Officer